                                                                     Exhibit 3

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


Sorted - By Page Number - Order of Run

                                            8/8 INTEREST                           NET TO APPRAISED INTEREST
                                         ------------------------------------------------------------------------------------
                                               Reserves               Reserves        Product Prices
                                         -------------------------------------------------------------------
Lease Name                        Page    Oil/Cond.     Gas      Oil/Cond.    Gas      Oil/Cond.      Gas      Total Future
SUMMARIES                          No.     (BBLS)      (MMCF)     (BBLS)     (MMCF)     ($/BBL)     ($/MCF)    Gross Revenue
-----------------------------------------------------------------------------------------------------------------------------
FORT TRINIDAD DEXTER UNIT            1      658,362         0      11,517      0.0       19.00       0.000        218,819
FT.TRINIDAD UGRU 101-U (10-1)        2            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 1712 (17-12)        3        2,280        70          13      0.4       18.54       2.599          1,260
FT.TRINIDAD UGRU 176-U (17-6)        4        2,340        67          13      0.4       19.08       2.599          1,215
FT.TRINIDAD UGRU 178 (17-8)          5            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 201-L (20-1)        6            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 211 (21-1-L)        7            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 291 (29-1)          8            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 292L (29-2)         9            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 41F (4-1)          10            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 461 (46-1)         11        2,674        78          15      0.4       18.87       2.598          1,408
FT.TRINIDAD UGRU 51-D (5-1D)        12            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 681-L (68-1L)      13        2,574       181          14      1.0       19.50       2.599          2,893
FT.TRINIDAD UGRU 702-L (70-2D)      14            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 71-U (7-1)         15        3,755       120          21      0.7       18.95       2.600          2,135
FT.TRINIDAD UGRU 721-L (72-1L)      16            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 791-D (79-1D)      17            0         0           0      0.0        0.00       0.000              0
FT.TRINIDAD UGRU 81-L (8-1)         18            0         0           0      0.0        0.00       0.000              0
SEVEN J STOCK FARM 14, 15, 39       19       20,532        26       1,728      2.2       19.00       2.761         38,960
SEVEN J STOCK FARM 20, 30, 40       20       33,359       234       2,807     19.7       19.00       2.200         96,627
SEVEN J STOCK FARM 24               21            0         0           0      0.0        0.00       0.000              0
SEVEN J STOCK FARM 33               22       61,432        40       5,169      3.4       19.00       2.450        106,431
GRAND TOTAL SUMMARY                 23      787,308       816      21,297     28.1       19.00       2.315        469,748


                                              NET TO APPRAISED INTEREST
                                  ------------------------------------------------
                                                              Future Net Revenue
                                                         -------------------------
Lease Name                         Taxes &                    Not        Disc. @
SUMMARIES                          Expenses      Other    Discounted      10.00%
----------------------------------------------------------------------------------
FORT TRINIDAD DEXTER UNIT            15,536        0        203,283      139,374
FT.TRINIDAD UGRU 101-U (10-1)             0        0              0            0
FT.TRINIDAD UGRU 1712 (17-12)           119        0          1,141        1,038
FT.TRINIDAD UGRU 176-U (17-6)           114        0          1,101          869
FT.TRINIDAD UGRU 178 (17-8)               0        0              0            0
FT.TRINIDAD UGRU 201-L (20-1)             0        0              0            0
FT.TRINIDAD UGRU 211 (21-1-L)             0        0              0            0
FT.TRINIDAD UGRU 291 (29-1)               0        0              0            0
FT.TRINIDAD UGRU 292L (29-2)              0        0              0            0
FT.TRINIDAD UGRU 41F (4-1)                0        0              0            0
FT.TRINIDAD UGRU 461 (46-1)             133        0          1,276        1,146
FT.TRINIDAD UGRU 51-D (5-1D)              0        0              0            0
FT.TRINIDAD UGRU 681-L (68-1L)          281        0          2,611        2,084
FT.TRINIDAD UGRU 702-L (70-2D)            0        0              0            0
FT.TRINIDAD UGRU 71-U (7-1)             202        0          1,932        1,745
FT.TRINIDAD UGRU 721-L (72-1L)            0        0              0            0
FT.TRINIDAD UGRU 791-D (79-1D)            0        0              0            0
FT.TRINIDAD UGRU 81-L (8-1)               0        0              0            0
SEVEN J STOCK FARM 14, 15, 39         2,944        0         36,016       34,547
SEVEN J STOCK FARM 20, 30, 40         8,116        0         88,511       60,751
SEVEN J STOCK FARM 24                     0        0              0            0
SEVEN J STOCK FARM 33                 7,795        0         98,636       83,177
GRAND TOTAL SUMMARY                  35,240        0        434,507      324,732

                                                     Huddleston & Co., Inc.
                                              Petroleum And Geological Engineers
                                                        Houston, Texas

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    ------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    --------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
--------------------------------------------------------------------------------------------------------------
2002        8         101,557         0          1,777        0.0        19.00        0.000           33,754
2003        8          93,980         0          1,644        0.0        19.00        0.000           31,236
2004        8          82,915         0          1,450        0.0        19.00        0.000           27,558
2005        8          72,753         0          1,273        0.0        19.00        0.000           24,181
2006        8          64,022         0          1,120        0.0        19.00        0.000           21,279
2007        8          56,340         0            986        0.0        19.00        0.000           18,726
2008        8          49,706         0            870        0.0        19.00        0.000           16,521
2009        8          43,614         0            763        0.0        19.00        0.000           14,496
2010        8          38,381         0            671        0.0        19.00        0.000           12,756
2011        8          33,775         0            591        0.0        19.00        0.000           11,226
2012        8          21,320         0            373        0.0        19.00        0.000            7,086
Total                 658,362         0         11,517        0.0        19.00        0.000          218,819
Cum.                  511,995        76
Ult.                1,170,357        76


                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
-----------------------------------------------------------------------------------------------
2002        0           2,397         0          2,397       31,358      31,358      29,864
2003        0           2,218         0          2,218       29,018      60,376      54,890
2004        0           1,957         0          1,957       25,602      85,978      74,874
2005        0           1,717         0          1,717       22,464     108,442      90,745
2006        0           1,511         0          1,511       19,768     128,210     103,387
2007        0           1,330         0          1,330       17,396     145,606     113,458
2008        0           1,173         0          1,173       15,348     160,954     121,500
2009        0           1,029         0          1,029       13,467     174,421     127,886
2010        0             906         0            906       11,851     186,271     132,973
2011        0             797         0            797       10,429     196,700     137,026
2012        0             503         0            503        6,583     203,283     139,374
Total       0          15,536         0         15,536      203,283                 139,374
Cum.
Ult.


                            Interest

SEVEN J                Initial         APO1          APO2
                     ---------------------------------------
Net Interest          0.01749310    0.00000000    0.00000000
Working Interest      0.00000000    0.00000000    0.00000000
Rev. Date


    Gross Revenue

Oil          218,819
Gas                0


                     Taxes & Expenses

Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


        Future Net Revenue Profile

Disc. at 5.00%                 166,594
Disc. at 8.00%                 149,333
Disc. at 10.00%                139,374
Disc. at 12.00%                130,466
Disc. at 15.00 %               118,783


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FORT TRINIDAD DEXTER UNIT
DEXTER PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                    Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    -------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    -------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
---------------------------------------------------------------------------------------------------------------


                                               No Economic Reserves



Total                       0          0             0        0.0         0.00        0.000                0
Cum.                    3,230      8,190
Ult.                    3,230      8,190



                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
-----------------------------------------------------------------------------------------------


                                     No Economic Reserves



Total       0               0         0              0            0
Cum.
Ult.


                          Interest

SEVEN J               Initial        APO1         APO2
                    --------------------------------------
Net Interest         0.00557240   0.00000000   0.00000000
Working Interest     0.00000000   0.00000000   0.00000000
Rev. Date


   Gross Revenue

Oil              0
Gas              0


              Taxes & Expenses

Percent of Gross Gas Revenue      0.00
Percent of Gross Oil Revenue      0.00
Percent of Gross Revenue          0.00
Well Costs ($/Well/Month)            0
Lease Costs ($/Month)                0


        Future Net Revenue Profile

Disc. at 5.00%                       0
Disc. at 8.00%                       0
Disc. at 10.00%                      0
Disc. at 12.00%                      0
Disc. at 15.00%                      0

TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 101-U (10-1)
GLEN ROSE, UPPER PERF: 10,613 - 10,565

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                    Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02

                                                               11/4/02/1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    -------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    --------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
---------------------------------------------------------------------------------------------------------------
2002        1           1,250        37              7        0.2        19.01        2.600              667
2003        1             987        32              5        0.2        19.02        2.600              568
2004        1              44         1              0        0.0        19.21        2.601               26
Total                   2,280        70             13        0.4        19.02        2.600            1,260
Cum.                  102,587    14,736
Ult.                  104,867    14,806


                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
-----------------------------------------------------------------------------------------------
2002        0              63         0             63          604         604         576
2003        0              54         0             54          514       1,118       1,019
2004        0               2         0              2           23       1,141       1,038
Total       0             119         0            119        1,141                   1,038
Cum.
Ult.


                              Interest

SEVEN J                Initial         APO1          APO2
                    -----------------------------------------
Net Interest          0.00557240    0.00000000    0.00000000
Working Interest      0.00000000    0.00000000    0.00000000
Rev. Date


     Gross Revenue

Oil                  241
Gas                1,019


              Taxes & Expenses

Percent of Gross Gas Revenue      7.50
Percent of Gross Oil Revenue      4.60
Percent of Gross Revenue          2.50
Well Costs ($/Well/Month)            0
Lease Costs ($/Month)                0


        Future Net Revenue Profile

Disc. at 5.00%                   1,088
Disc. at 8.00%                   1,058
Disc. at 10.00%                  1,038
Disc. at 12.00%                  1,019
Disc. at 15.00 %                   992


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 1712 (17-12)
GLEN ROSE, UPPER PERF: 10,594 - 10,576

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02

                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    ------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    --------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
--------------------------------------------------------------------------------------------------------------
2002             1       577       15          3              0.1        19.02         2.600           276
2003             1       497       14          3              0.1        19.05         2.600           249
2004             1       429       12          2              0.1        19.03         2.600           224
2005             1       369       11          2              0.1        19.07         2.600           200
2006             1       319       10          2              0.1        19.06         2.600           180
2007             1       150        5          1              0.0        19.08         2.601            87
Total                  2,340       67         13              0.4        19.05         2.600         1,215
Cum.                   8,156    4,758
Ult.                  10,496    4,824


                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
-----------------------------------------------------------------------------------------------
2002        0              26         0             26          250         250         239
2003        0              23         0             23          225         476         433
2004        0              21         0             21          203         678         591
2005        0              19         0             19          181         859         719
2006        0              17         0             17          163       1,022         823
2007        0               8         0              8           79       1,101         869
Total       0             114         0            114        1,101                     869
Cum.
Ult.


                              Interest

SEVEN J                Initial         APO1         APO2
                    ---------------------------------------
Net Interest          0.00557240   0.00000000   0.00000000
Working Interest      0.00000000   0.00000000   0.00000000
Rev. Date


   Gross Revenue

Oil           248
Gas           967


             Taxes & Expenses

Percent of Gross Gas Revenue      7.50
Percent of Gross Oil Revenue      4.60
Percent of Gross Revenue          2.50
--------------------------------------
Well Costs ($/Well/Month)            0
Lease Costs ($/Month)                0


      Future Net Revenue Profile

Disc. at 5.00%                     975
Disc. at 8.00%                     910
Disc. at 10.00%                    869
Disc. at 12.00%                    832
Disc. at 15.00%                    780


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 176-U (17-6)
GLEN ROSE, UPPER PERF: 10,982 - 10,968

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    ------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    ---------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
--------------------------------------------------------------------------------------------------------------



                                                No Economic Reserves



Total                       0         0              0          0.0        0.00       0.000                0
Cum.                        9         2
Ult.                        9         2


                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
------------------------------------------------------------------------------------------------



                                         No Economic Reserves



Total       0               0         0              0            0
Cum.
Ult.



                              Interest

SEVEN J                Initial        APO1          APO2
                  ----------------------------------------
Net Interest          0.00557240   0.00000000   0.00000000
Working Interest      0.00000000   0.00000000   0.00000000
Rev. Date


 Gross Revenue

Oil          0
Gas          0


             Taxes & Expenses

Percent of Gross Gas Revenue      0.00
Percent of Gross Oil Revenue      0.00
Percent of Gross Revenue          0.00
--------------------------------------
Well Costs ($/Well/Month)            0
Lease Costs ($/Month)                0


    Future Net Revenue Profile

Disc. at 5.00%               0
Disc. at 8.00%               0
Disc. at 10.00%              0
Disc. at 12.00%              0
Disc. at 15.00 %             0


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 178 (17-8)
GLEN ROSE, UPPER PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases


                         8/8 INTEREST                         NET TO APPRAISED INTEREST
                    ------------------------------------------------------------------------------------------
                           Reserves               Reserves                Product Prices
                    --------------------------------------------------------------------------
          No. of     Oil/Cond.      Gas       Oil/Cond.      Gas       Oil/Cond.       Gas       Total Future
Period    Wells       (BBLS)       (MMcf)       (BBLS)      (MMcf)      ($/BBL)       ($/Mcf)    Gross Revenue
--------------------------------------------------------------------------------------------------------------



                                                No Economic Reserves



Total                       0         0              0        0.0         0.00        0.000                0
Cum.                      628        11
Ult.                      628        11


                                        NET TO APPRAISED INTEREST
        ---------------------------------------------------------------------------------------
        Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
        ---------------------------------------------------------------------------------------
                                                               Not Discounted     Disc @ 10.00%
Period   Expenses      Taxes        Other       Total       Annual    Cumulative   Cumulative
------------------------------------------------------------------------------------------------



                                         No Economic Reserves



Total           0          0            0           0            0
Cum.
Ult.



                         Interest

SEVEN J               Initial       APO1        APO2
                   ------------------------------------
Net Interest        0.00557240  0.00000000  0.00000000
Working Interest    0.00000000  0.00000000  0.00000000
Rev. Date


   Gross Revenue

Oil                0
Gas                0


               Taxes & Expenses

Percent of Gross Gas Revenue          0.00
Percent of Gross Oil Revenue          0.00
Percent of Gross Revenue              0.00
Well Costs ($/Well/Month)                0
Lease Costs ($/Month)                    0



Future Net Revenue Profile

Disc. at 5.00%               0
Disc. at 8.00%               0
Disc. at 10.00%              0
Disc. at 12.00%              0
Disc. at 15.00%              0


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 201-L (20-1)
GLEN ROSE, UPPER PERF: 10,852 - 10,802

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases


                         8/8 INTEREST                                    NET TO APPRAISED INTEREST
                    ---------------------------------------------------------------------------------------------------
                             Reserves                   Reserves             Product Prices
                    --------------------------------------------------------------------------------
           No. of    Oil/Cond.        Gas       Oil/Cond.       Gas         Oil/Cond.   Gas             Total Future
Period     Wells       (BBLS)       (MMcf)       (BBLS)        (MMcf)       ($/BBL)     ($/Mcf)        Gross Revenue
-----------------------------------------------------------------------------------------------------------------------





                                                No Economic Reserves






Total                       0            0             0          0.0           0.00      0.000                   0
Cum.                   57,055        4,634
Ult.                   57,055        4,634



                                             NET TO APPRAISED INTEREST
            ---------------------------------------------------------------------------------------------------
              Direct Operating Expenses, Taxes and Other Costs                      Future Net Revenue
            ---------------------------------------------------------------------------------------------------
                                                                         Not Discounted          Disc @ 10.00%
Period       Expenses              Taxes        Other      Total       Annual     Cumulative      Cumulative
---------------------------------------------------------------------------------------------------------------






                                       No Economic Reserves




Total               0                  0           0           0            0             0
Cum.
Ult.


                                     Interest

SEVEN J                      Initial            APO1             APO2
                         ------------------------------------------------
Net Interest               0.00557240        0.00000000        0.00000000
Working Interest           0.00000000        0.00000000        0.00000000
Rev. Date


             Gross Revenue

Oil                                0

Gas                                0

                           Taxes & Expenses

Percent of Gross Gas Revenue                       0.00
Percent of Gross Oil Revenue                       0.00

Percent of Gross Revenue                           0.00
--------------------------------------------------------
Well Costs ($/Well/Month)                             0
Lease Costs ($/Month)                                 0

       Future Net Revenue Profile

Disc. at   5.00%                     0
Disc. at   8.00%                     0
Disc. at   10.00%                    0
Disc. at   12.00%                    0
Disc. at   15.00 %                   0


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 211 (21-1-L)
GLEN ROSE, UPPER PERF: 10,768 - 10,732

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02


                                                               11/4/02 1:08:47PM
PROVED PRODUCING                    Parten Operating As Of 1-1-2002 - All Leases

                           8/8 INTEREST                                  NET TO APPRAISED INTEREST
                    ------------------------------------------------------------------------------------------------
                             Reserves                   Reserves                Product Prices
                    -------------------------------------------------------------------------------
          No. of      Oil/Cond.       Gas       Oil/Cond.        Gas        Oil/Cond.     Gas          Total Future
Period    Wells        (BBLS)       (MMcf)       (BBLS)        (MMcf)        ($/BBL)    ($/Mcf)       Gross Revenue
--------------------------------------------------------------------------------------------------------------------





                                       No Economic Reserves





Total                       0            0             0          0.0           0.00       0.000                    0
Cum.                    7,796        3,176
Ult.                    7,796        3,176


                                                      NET TO APPRAISED INTEREST
               Direct Operating Expenses, Taxes and Other Costs                      Future Net Revenue
            ---------------------------------------------------------------------------------------------------
                                                                        Not Discounted         Disc @ 10.00%
Period            Expenses        Taxes       Other      Total        Annual   Cumulative       Cumulative
---------------------------------------------------------------------------------------------------------------





                                       No Economic Reserves






Total                    0            0           0          0            0
Cum.
Ult.

                              Interest


SEVEN J                       Initial            APO1          APO2
                           ------------------------------------------
Net Interest               0.00557240     0.00000000       0.00000000
Working Interest           0.00000000     0.00000000       0.00000000
Rev. Date


             Gross Revenue

Oil                                0

Gas                                0


                              Taxes & Expenses

Percent of Gross Gas Revenue                              0.00
Percent of Gross Oil Revenue                              0.00
Percent of Gross Revenue                                  0.00
---------------------------------------------------------------
Well Costs ($/Well/Month)                                    0
Lease Costs ($/Month)                                        0

       Future Net Revenue Profile

Disc. at 5.00%                        0
Disc. at 8.00%                        0
Disc. at 10.00%                       0
Disc. at 12.00%                       0
Disc. at 15.00 %                      0

TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 291 (29-1)
GLEN ROSE, UPPER PERF: 10,950 - 10,916

                             SEVEN J INTERESTS
                  Estimated Future Reserves and Revenues
                  Net Revenue Discounted at 10.00 Percent
                               As of 1/1/02

                                                              11/4/02 1:08:47PM
PROVED PRODUCING                   Parten Operating As Of 1-1-2002 - All Leases

                       8/8 INTEREST                             NET TO APPRAISED INTEREST
                   --------------------------------------------------------------------------------------
                          Reserves             Reserves               Product Prices
                   ------------------------------------------------------------------
         No. of     Oil/Cond.    Gas      Oil/Cond.    Gas        Oil/Cond.    Gas         Total Future
Period   Wells      (BBLS)      (MMcf)     (BBLS)     (MMcf)     ($/BBL)     ($/Mcf)       Gross Revenue
---------------------------------------------------------------------------------------------------------







                                               No Economic Reserves



Total                    0         0         0         0.0           0.00      0.000                0
Cum.                   175         9
Ult.                   175         9


                                                 NET TO APPRAISED INTEREST
          ------------------------------------------------------------------------------------------------
          Direct Operating Expenses, Taxes and Other Costs                Future Net Revenue
          ------------------------------------------------------------------------------------------------
                                                                  Not Discounted         Disc @ 10.00%
Period    Expenses        Taxes       Other      Total       Annual       Cumulative       Cumulative
----------------------------------------------------------------------------------------------------------







                                            No Economic Reserves



Total            0            0            0          0           0
Cum.
Ult.


                              Interest

SEVEN J               Initial          APO1             APO2
                     --------------------------------------------
Net Interest         0.00557240     0.00000000        0.00000000
Working Interest     0.00000000     0.00000000        0.00000000
Rev. Date

   Gross Revenue

Oil                   0
Gas                   0

      Taxes & Expenses

Percent of Gross Gas Revenue          0.00
Percent of Gross Oil Revenue          0.00
Percent of Gross Revenue              0.00
-------------------------------------------
Well Costs ($/Well/Month)                0
Lease Costs ($/Month)                    0

    Future Net Revenue Profile

Disc. at 5.00%                0
Disc. at 8.00%                0
Disc. at 10.00%               0
Disc. at 12.00%               0
Disc. at 15.00%               0

TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 292L (29-2)
GLEN ROSE, UPPER PERF: 10,950 - 10,904

                              SEVEN J INTERESTS
                    Estimated Future Reserves and Revenues
                    Net Revenue Discounted at 10.00 Percent
                                 As of 1/1/02


PROVED PRODUCING                                             11/4/02 1:08:47PM
                                   Parten Operating As Of 1-1-2002 - AllLeases

                       8/8 INTEREST                            NET TO APPRAISED INTEREST
                    ---------------------------------------------------------------------------------
                         Reserves              Reserves            Product Prices
                    -----------------------------------------------------------------
          No. of    Oil/Cond.     Gas      Oil/Cond.     Gas      Oil/Cond.     Gas      Total Future
Period    Wells      (BBLS)      (MMcf)     (BBLS)      (MMcf)     ($/BBL)    ($/Mcf)       Revenue
-----------------------------------------------------------------------------------------------------






                                No Economic Reserves



Total                      0         0          0         0.0        0.00      0.000              0
Cum.                     126         3
Ult.                     126         3



                                                 NET TO APPRAISED INTEREST
          ----------------------------------------------------------------------------------------------------
          Direct Operating Expenses, Taxes and Other Costs                 Future Net Revenue
          ----------------------------------------------------------------------------------------------------
                                                                 Not Discounted     Disc @ 10.00%
Period    Expenses    Taxes   Other    Total    Annual            Cumulative        Cumulative
--------------------------------------------------------------------------------------------------------------





                                          No Economic Reserves




Total            0        0      0         0
Cum.
Ult.


                         Interest


SEVEN J              Initial         APO1           APO2
                    ---------------------------------------
Net Interest        0.00557240    0.00000000     0.00000000
Working Interest    0.00000000    0.00000000     0.00000000
Rev. Date


 Gross Revenue

Oil        0

Gas        0

           Taxes & Expenses

Percent of Gross Gas Revenue         0.00
Percent of Gross Oil Revenue         0.00
Percent of Gross Revenue             0.00
-----------------------------------------
Well Costs ($/Well/Month)               0
Lease Costs ($/Month)                   0

  Future Net Revenue Profile

Disc. at     5.00%            0
Disc. at     8.00%            0
Disc. at     10.00%           0
Disc. at     12.00%           0
Disc. at     15.00 %          0

TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 41F (4-1)
GLEN ROSE, UPPER PERF: 10,900 - 10,811

                               SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                    Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02

                                                              11/4/02 1:08:47PM
PROVED PRODUCING                   Parten Operating As Of 1-1-2002 - All Leases


                    8/8 INTEREST                                NET TO APPRAISED INTEREST
                   --------------------------------------------------------------------------------------
                          Reserves             Reserves               Product Prices
                   ------------------------------------------------------------------
         No. of     Oil/Cond.    Gas      Oil/Cond.    Gas        Oil/Cond.    Gas          Total Future
Period   Wells      (BBLS)      (MMcf)     (BBLS)     (MMcf)     ($/BBL)     ($/Mcf)        Gross Revenue
---------------------------------------------------------------------------------------------------------
2002        1         1,425         38          8        0.2        19.02     2.600                700
2003        1           885         27          5        0.2        19.01     2.600                488
2004        1           365         13          2        0.1        19.01     2.600                220
Total                 2,674         78         15        0.4        19.02     2.600              1,408
Cum.                 32,553      9,388
Ult.                 35,227      9,466



                                               NET TO APPRAISED INTEREST
         ----------------------------------------------------------------------------------------------
         Direct Operating Expenses, Taxes and Other Cost                 Future Net Revenue
         ----------------------------------------------------------------------------------------------
                                                                 Not Discounted         Disc @ 10.00%
Period   Expenses        Taxes       Other      Total       Annual       Cumulative       Cumulative
-------------------------------------------------------------------------------------------------------
2002              0          66          0          66         635              635                606
2003              0          46          0          46         442            1,076                988
2004              0          21          0          21         199            1,276              1,146
Total             0         133          0         133       1,276                               1,146
Cum.
Ult.

                                  Interest

SEVEN J                      Initial      APO1             APO2
                          -----------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date

          Gross Revenue

Oil                          283

Gas                        1,125

             Taxes & Expenses

Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


       Future Net Revenue Profile

Disc. at 5.00%                   1,208
Disc. at 8.00%                   1,170
Disc. at 10.00%                  1,146
Disc. at 12.00%                  1,123
Disc. at 15.00%                  1,089


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 461 (46-1)
GLEN ROSE, UPPER PERF: 10,670 - 10,655

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02

                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                    8/8 INTEREST            NET TO APPRAISED INTEREST
                   -----------------------------------------------------------
                      Reserves             Reserves           Product Prices
                   -----------------------------------------------------------

          No. of   Oil/Cond.   Gas    Oil/Cond.    Gas      Oil/Cond.    Gas
Period    Wells      (BBLS)  (MMcf)    (BBLS)    (MMcf)      ($/BBL)   ($/Mcf)
------------------------------------------------------------------------------


                              No Economic Reserves


Total                     0      0          0      0.0         0.00    0.000
Cum.                  3,884  5,272
Ult.                  3,884  5,272


PROVED PRODUCING
                                                            NET TO APPRAISED INTEREST
                               ----------------------------------------------------------------------------------------
                               Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
                               ----------------------------------------------------------------------------------------
                Total Future
                Gross Revenue                                                       Not Discounted        Disc @ 10.00%
Period                         Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
-----------------------------------------------------------------------------------------------------------------------


                                               No Economic Reserves



Total                      0           0          0           0          0           0
Cum.
Ult.

                                Interest
-----------------------------------------------------------
SEVEN J                Initial          APO1        APO2
                     --------------------------------------
Net Interest         0.00557240      0.00000000  0.00000000
Working Interest     0.00000000      0.00000000  0.00000000
Rev. Date

          Gross Revenue
--------------------------
Oil                    0
Gas                    0

Taxes & Expenses
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0

            Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                       0
Disc. at   8.00%                       0
Disc. at   10.00%                      0
Disc. at   12.00%                      0
Disc. at   15.00 %                     0

TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 51-D (5-1D)
GLEN ROSE, UPPER PERF: 10,748 - 10,728

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02

                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                         8/8 INTEREST          NET TO APPRAISED INTEREST
                      ----------------------------------------------------------
                           Reserves           Reserves           Product Prices
                      ----------------------------------------------------------

            No. of    Oil/Cond.    Gas    Oil/Cond.    Gas      Oil/Cond.   Gas
Period      Wells       (BBLS)   (MMcf)    (BBLS)    (MMcf)      ($/BBL)  ($/Mcf)
--------------------------------------------------------------------------------

2002             1         1,301       45     7        0.3       19.00     2.600
2003             1           645       38     4        0.2       19.02     2.600
2004             1           327       31     2        0.2       19.03     2.600
2005             1           165       25     1        0.1       19.20     2.600
2006             1            84       20     0        0.1       19.22     2.600
2007             1            42       16     0        0.1       19.43     2.600
2008             1            10        5     0        0.0       20.60     2.600
Total                      2,574      181    14        1.0       19.04     2.600
Cum.                       4,765    2,443
Ult.                       7,339    2,624



                                                            NET TO APPRAISED INTEREST
                             --------------------------------------------------------------------------------------
                             Direct Operating Expenses, Taxes and Other Costs          Future Net Revenue
                             --------------------------------------------------------------------------------------
              Total Future
              Gross Revenue                                                   Not Discounted          Disc @ 10.00%
Period                       Expenses     Taxes       Other      Total      Annual    Cumulative        Cumulative
-------------------------------------------------------------------------------------------------------------------

2002                  795        0          76          0          76         720         720                686
2003                  614        0          59          0          59         555       1,274              1,165
2004                  480        0          47          0          47         433       1,707              1,503
2005                  379        0          37          0          37         341       2,049              1,745
2006                  303        0          30          0          30         273       2,321              1,919
2007                  243        0          24          0          24         219       2,540              2,046
2008                   79        0           8          0           8          71       2,611              2,084
Total               2,893        0         281          0         281       2,611                          2,084
Cum.
Ult.



                                     Interest
------------------------------------------------------------------
SEVEN J                     Initial            APO1          APO2
                           ---------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


          Gross Revenue
--------------------------------
Oil                          273
Gas                        2,620

                Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


          Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                   2,324
Disc. at   8.00%                   2,175
Disc. at   10.00%                  2,084
Disc. at   12.00%                  2,000
Disc. at   15.00 %                 1,883


TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 681-L (68-1L)
GLEN ROSE, UPPER PERF: 10,774 - 10,759

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                         8/8 INTEREST           NET TO APPRAISED INTEREST
                       -------------------------------------------------------------
                            Reserves            Reserves           Product Prices
                       -------------------------------------------------------------

           No. of      Oil/Cond.   Gas     Oil/Cond.    Gas        Oil/Cond.   Gas
Period     Wells        (BBLS)    (MMcf)    (BBLS)     (MMcf)      ($/BBL)   ($/Mcf)
------------------------------------------------------------------------------------








                              No Economic Reserves



Total                         0       0           0      0.0           0.00   0.000
Cum.                      5,315     772
Ult.                      5,315     772




                                                            NET TO APPRAISED INTEREST
                         ---------------------------------------------------------------------------------------
                          Direct Operating Expenses, Taxes and Other                        Future Net Revenue
                          Costs
                        ----------------------------------------------------------------------------------------
         Total Future
         Gross Revenue                                                       Not Discounted        Disc @ 10.00%
Period                  Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
----------------------------------------------------------------------------------------------------------------






                                                     No Economic Reserves





Total                0         0           0           0          0            0
Cum.
Ult.



                              Interest
------------------------------------------------------------------
SEVEN J                    Initial          APO1          APO2
                           ---------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


          Gross Revenue
----------------------------------
Oil                            0
Gas                            0


               Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


         Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                       0
Disc. at   8.00%                       0
Disc. at   10.00%                      0
Disc. at   12.00%                      0
Disc. at   15.00 %                     0

TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 702-L (70-2D)
GLEN ROSE, UPPER PERF: 10,794 - 10,746

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                       8/8 INTEREST           NET TO APPRAISED INTEREST
                       -------------------------------------------------------------
                             Reserves           Reserves           Product Prices
                       -------------------------------------------------------------

            No. of     Oil/Cond.    Gas    Oil/Cond.   Gas      Oil/Cond.      Gas
Period      Wells        (BBLS)   (MMcf)    (BBLS)   (MMcf)      ($/BBL)     ($/Mcf)
------------------------------------------------------------------------------------

2002             1        2,236       62        12      0.3        19.01     2.600
2003             1        1,123       40         6      0.2        19.00     2.600
2004             1          396       18         2      0.1        19.05     2.600
Total                     3,755      120        21      0.7        19.01     2.600
Cum.                     22,567      822
Ult.                     26,322      942






                                                            NET TO APPRAISED INTEREST
                                 ------------------------------------------------------------------------------------------
                                 Direct Operating Expenses, Taxes and Other                   Future Net Revenue
                                     Costs
                                ------------------------------------------------------------------------------------------
              Total Future
              Gross Revenue                                                             Not Discounted       Disc @ 10.00%
Period                          Expenses       Taxes       Other      Total         Annual    Cumulative      Cumulative
--------------------------------------------------------------------------------------------------------------------------

2002                  1,130            0         106           0        106          1,023         1,023            978
2003                    705            0          67           0         67            638         1,662          1,530
2004                    299            0          29           0         29            271         1,932          1,745
Total                 2,134            0         202           0        202          1,932                        1,745
Cum.
Ult.



                               Interest
------------------------------------------------------------------
SEVEN J                    Initial         APO1          APO2
                           ---------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


          Gross Revenue
--------------------------------
Oil                          398
Gas                        1,737


                  Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


          Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                   1,835
Disc. at   8.00%                   1,780
Disc. at   10.00%                  1,745
Disc. at   12.00%                  1,711
Disc. at   15.00 %                 1,662


TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 71-U (7-1)
GLEN ROSE, UPPER PERF: 10,590 - 10,590

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                               8/8 INTEREST              NET TO APPRAISED INTEREST
                               -----------------------------------------------------------------
                                    Reserves            Reserves           Product Prices
                               -----------------------------------------------------------------
                  No. of       Oil/Cond.     Gas       Oil/Cond.  Gas       Oil/Cond.    Gas
Period            Wells        (BBLS)       (MMcf)     (BBLS)     (MMcf)    ($/BBL)      ($/Mcf)
------------------------------------------------------------------------------------------------








                                         No Economic Reserves



Total                                0          0          0        0.0        0.00        0.000
Cum.                            13,090      3,361
Ult.                            13,090      3,361




                                                           NET TO APPRAISED INTEREST
                         ------------------------------------------------------------------------------------------
                         Direct Operating Expenses, Taxes and Other Costs                Future Net Revenue

                         ------------------------------------------------------------------------------------------
           Total Future
           Gross Revenue                                                       Not Discounted        Disc @ 10.00%
Period                    Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
-------------------------------------------------------------------------------------------------------------------






                                           No Economic Reserves





Total
Cum.                   0         0           0           0          0            0
Ult.




                              Interest
------------------------------------------------------------------
SEVEN J                     Initial       APO1          APO2
                           ---------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


       Gross Revenue
--------------------------
Oil                    0
Gas                    0


              Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


         Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                       0
Disc. at   8.00%                       0
Disc. at   10.00%                      0
Disc. at   12.00%                      0
Disc. at   15.00 %                     0


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 721-L (72-1L)
GLEN ROSE, UPPER PERF: 10,784 - 10,733

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                           8/8 INTEREST            NET TO APPRAISED INTEREST
                           -----------------------------------------------------------
                                 Reserves            Reserves           Product Prices
                           -----------------------------------------------------------
         No. of            Oil/Cond.    Gas    Oil/Cond.    Gas      Oil/Cond.   Gas
Period   Wells               (BBLS)   (MMcf)    (BBLS)    (MMcf)      ($/BBL)  ($/Mcf)
--------------------------------------------------------------------------------------








                                   No Economic Reserves



Total                             0        0          0      0.0        0.00     0.000
Cum.                          3,305    5,938
Ult.                          3,305    5,938





                                                            NET TO APPRAISED INTEREST
                        ----------------------------------------------------------------------------------------
                        Direct Operating Expenses, Taxes and Other Costs             Future Net Revenue
                        ----------------------------------------------------------------------------------------
         Total Future
         Gross Revenue                                                       Not Discounted        Disc @ 10.00%
Period                  Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
----------------------------------------------------------------------------------------------------------------





                                                   No Economic Reserves






Total                0        0            0           0          0            0
Cum.
Ult.

                              Interest
------------------------------------------------------------------
SEVEN J                    Initial         APO1           APO2
                         -----------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


      Gross Revenue
-------------------------
Oil                    0
Gas                    0


                Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


   Future Net Revenue Profile
-------------------------------
Disc. at  5.00%               0
Disc. at  8.00%               0
Disc. at  10.00%              0
Disc. at  12.00%              0
Disc. at  15.00 %             0


TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 791-D (79-1D)
GLEN ROSE, UPPER PERF: 10,750 - 10,736

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                      8/8 INTEREST            NET TO APPRAISED INTEREST
                      -----------------------------------------------------------
                          Reserves            Reserves           Product Prices
                      -----------------------------------------------------------

          No. of      Oil/Cond.   Gas     Oil/Cond.    Gas       Oil/Cond.   Gas
Period    Wells        (BBLS)    (MMcf)    (BBLS)     (MMcf)      ($/BBL)  ($/Mcf)
---------------------------------------------------------------------------------








                                   No Economic Reserves



Total                        0       0          0       0.0          0.00   0.000
Cum.                        38       1
Ult.                        38       1





                                                           NET TO APPRAISED INTEREST
                                     ----------------------------------------------------------------------------------------
                                     Direct Operating Expenses, Taxes and Other Costs           Future Net Revenue
                                     ----------------------------------------------------------------------------------------
              Total Future
              Gross Revenue                                                              Not Discounted        Disc @ 10.00%
Period                               Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
-----------------------------------------------------------------------------------------------------------------------------





                                                        No Economic Reserves






Total                     0                 0           0           0          0            0
Cum.
Ult.



                              Interest
------------------------------------------------------------------
SEVEN J                     Initial       APO1          APO2
                           ---------------------------------------
Net Interest               0.00557240  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


      Gross Revenue
--------------------------
Oil                    0
Gas                    0


               Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


     Future Net Revenue Profile
----------------------------------
Disc. at     5.00%               0
Disc. at     8.00%               0
Disc. at     10.00%              0
Disc. at     12.00%              0
Disc. at     15.00 %             0


TEXAS - MADISON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - FT.TRINIDAD UGRU 81-L (8-1)
GLEN ROSE, UPPER PERF: 10,565 - 10,526

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                      8/8 INTEREST          NET TO APPRAISED INTEREST
                      ----------------------------------------------------------
                           Reserves           Reserves           Product Prices
                      ----------------------------------------------------------
            No. of    Oil/Cond.    Gas    Oil/Cond.   Gas      Oil/Cond.   Gas
Period      Wells       (BBLS)   (MMcf)    (BBLS)   (MMcf)      ($/BBL)  ($/Mcf)
--------------------------------------------------------------------------------

2002             3      20,532       26      1,728        2.2    19.00     2.760
Total                   20,532       26      1,728        2.2    19.00     2.760
Cum.                   470,361      272
Ult.                   490,893      299




                                                            NET TO APPRAISED INTEREST
                           -------------------------------------------------------------------------------------------
                           Direct Operating Expenses, Taxes and Other Costs              Future Net Revenue
                           -------------------------------------------------------------------------------------------
            Total Future
            Gross Revenue                                                          Not Discounted        Disc @ 10.00%
Period                       Expenses         Taxes     Other        Total       Annual    Cumulative     Cumulative
----------------------------------------------------------------------------------------------------------------------

2002               38,960            0        2,944         0        2,944       36,016        36,016         34,547
Total              38,960            0        2,944         0        2,944       36,016                       34,547
Cum.
Ult.


                              Interest
------------------------------------------------------------------
SEVEN J                     Initial       APO1           APO2
                           ---------------------------------------
Net Interest               0.08414600  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


          Gross Revenue
--------------------------------
Oil                       32,826
Gas                        6,134


                Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


        Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                  35,270
Disc. at   8.00%                  34,833
Disc. at   10.00%                 34,547
Disc. at   12.00%                 34,264
Disc. at   15.00 %                33,847


TEXAS - HOUSTON COUNTY - MAPLETON FIELD
PARTEN OPERATING INC. - SEVEN J STOCK FARM 14, 15, 39
DURST SD. PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                    8/8 INTEREST             NET TO APPRAISED INTEREST
                    -----------------------------------------------------------
                         Reserves           Reserves           Product Prices
                    -----------------------------------------------------------
            No. of  Oil/Cond.    Gas    Oil/Cond.   Gas      Oil/Cond.   Gas
Period      Wells     (BBLS)   (MMcf)    (BBLS)   (MMcf)      ($/BBL)  ($/Mcf)
-------------------------------------------------------------------------------

2002            2       5,161       36        434        3.0    19.00     2.200
2003            2       4,536       32        382        2.7    19.00     2.200
2004            2       4,104       29        345        2.5    19.00     2.200
2005            2       3,693       26        311        2.2    19.00     2.200
2006            2       3,333       23        280        2.0    19.00     2.200
2007            2       3,008       21        253        1.8    19.00     2.200
2008            2       2,721       19        229        1.6    19.00     2.200
2009            2       2,449       17        206        1.4    19.00     2.200
2010            2       2,210       15        186        1.3    19.00     2.200
2011            2       1,994       14        168        1.2    19.00     2.200
2012            2         150        1         13        0.1    19.01     2.200
Total                  33,359      234      2,807       19.7    19.00     2.200
Cum.                  482,324    1,683
Ult.                  515,683    1,917




                                                            NET TO APPRAISED INTEREST
                                 ------------------------------------------------------------------------------------
                                 Direct Operating Expenses, Taxes and Other Costs          Future Net Revenue
                                 ------------------------------------------------------------------------------------
                Total Future
                Gross Revenue                                                       Not Discounted      Disc @ 10.00%
Period                           Expenses       Taxes      Other       Total      Annual   Cumulative     Cumulative
---------------------------------------------------------------------------------------------------------------------

2002                   14,890           0       1,250          0       1,250      13,640       13,640         12,999
2003                   13,248           0       1,114          0       1,114      12,133       25,773         23,462
2004                   11,959           0       1,006          0       1,006      10,954       36,727         32,010
2005                   10,737           0         903          0         903       9,835       46,562         38,957
2006                    9,668           0         812          0         812       8,856       55,418         44,620
2007                    8,705           0         731          0         731       7,974       63,392         49,235
2008                    7,859           0         660          0         660       7,199       70,591         53,007
2009                    7,056           0         592          0         592       6,464       77,055         56,072
2010                    6,354           0         533          0         533       5,821       82,876         58,570
2011                    5,721           0         480          0         480       5,241       88,117         60,606
2012                      429           0          36          0          36         393       88,511         60,751
Total                  96,627           0       8,116          0       8,116       88,511                     60,751
Cum.
Ult.



                              Interest
------------------------------------------------------------------
SEVEN J                     Initial       APO1              APO2
                           ---------------------------------------
Net Interest               0.08414600  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


          Gross Revenue
--------------------------------
Oil                       53,334
Gas                       43,293


              Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


         Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                  72,618
Disc. at   8.00%                  65,100
Disc. at   10.00%                 60,751
Disc. at   12.00%                 56,854
Disc. at   15.00 %                51,734


TEXAS - HOUSTON COUNTY - FORT TRINIDAD, E. FIELD
PARTEN OPERATING INC. - SEVEN J STOCK FARM 20, 30, 40
EDWARDS -A- PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                    8/8 INTEREST            NET TO APPRAISED INTEREST
                    ------------------------------------------------------------
                      Reserves             Reserves             Product Prices
                    ------------------------------------------------------------
          No. of    Oil/Cond.   Gas     Oil/Cond.    Gas      Oil/Cond.   Gas
Period    Wells      (BBLS)    (MMcf)    (BBLS)    (MMcf)      ($/BBL)  ($/Mcf)
--------------------------------------------------------------------------------









                                                       No Economic Reserves



Total                      0       0           0     0.0          0.00   0.000
Cum.                  65,553      31
Ult.                  65,553      31




                                                            NET TO APPRAISED INTEREST
                                 ---------------------------------------------------------------------------------------
                                 Direct Operating Expenses, Taxes and Other Costs             Future Net Revenue
                                 ---------------------------------------------------------------------------------------
               Total Future
               Gross Revenue                                                         Not Discounted        Disc @ 10.00%
Period                           Expenses       Taxes       Other      Total       Annual    Cumulative       Cumulative
------------------------------------------------------------------------------------------------------------------------













Total                      0            0           0           0          0            0
Cum.
Ult.



                              Interest
------------------------------------------------------------------
SEVEN J                      Initial            APO1          APO2
                           ---------------------------------------
Net Interest               0.07981700  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date


       Gross Revenue
------------------------
Oil                    0
Gas                    0


                   Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 0.00
Percent of Gross Oil Revenue                 0.00
Percent of Gross Revenue                     0.00
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0

       Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                       0
Disc. at   8.00%                       0
Disc. at   10.00%                      0
Disc. at   12.00%                      0
Disc. at   15.00 %                     0


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - SEVEN J STOCK FARM 24
BUDA PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                      8/8 INTEREST           NET TO APPRAISED INTEREST
                     -----------------------------------------------------------
                          Reserves           Reserves           Product Prices
                     -----------------------------------------------------------
            No. of   Oil/Cond.    Gas    Oil/Cond.   Gas      Oil/Cond.   Gas
Period      Wells      (BBLS)   (MMcf)    (BBLS)   (MMcf)      ($/BBL)  ($/Mcf)
--------------------------------------------------------------------------------

2002             1       21,625       16      1,820   1.3       19.00    2.450
2003             1       15,459       10      1,301   0.8       19.00    2.450
2004             1       11,217        7        944   0.6       19.00    2.450
2005             1        8,095        5        681   0.4       19.00    2.450
2006             1        5,036        3        424   0.2       19.00    2.450
Total                    61,432       40      5,169   3.4       19.00    2.450
Cum.                     88,948       75
Ult.                    150,380      115





                                                            NET TO APPRAISED INTEREST
                                ------------------------------------------------------------------------------------------
                                 Direct Operating Expenses, Taxes and Other Costs               Future Net Revenue

                                ------------------------------------------------------------------------------------------
                 Total Future
                Gross Revenue                                                        Not Discounted        Disc @ 10.00%
Period                          Expenses         Taxes      Other       Total      Annual    Cumulative     Cumulative
--------------------------------------------------------------------------------------------------------------------------

2002                   37,832          0         2,781          0       2,781      35,051        35,051           33,470
2003                   26,796          0         1,963          0       1,963      24,833        59,885           54,923
2004                   19,332          0         1,413          0       1,413      17,919        77,804           68,933
2005                   13,876          0         1,012          0       1,012      12,864        90,668           78,036
2006                    8,593          0           626          0         626       7,968        98,636           83,177
Total                 106,430          0         7,795          0       7,795      98,636                         83,177
Cum.
Ult.



                              Interest
------------------------------------------------------------------
SEVEN J                     Initial       APO1          APO2
                           ---------------------------------------
Net Interest               0.08414600  0.00000000       0.00000000
Working Interest           0.00000000  0.00000000       0.00000000
Rev. Date

          Gross Revenue
--------------------------------
Oil                       98,216
Gas                        8,215


                  Taxes & Expenses
-------------------------------------------------
Percent of Gross Gas Revenue                 7.50
Percent of Gross Oil Revenue                 4.60
Percent of Gross Revenue                     2.50
-------------------------------------------------
Well Costs ($/Well/Month)                       0
Lease Costs ($/Month)                           0


         Future Net Revenue Profile
----------------------------------------
Disc. at   5.00%                  90,374
Disc. at   8.00%                  85,939
Disc. at   10.00%                 83,177
Disc. at   12.00%                 80,558
Disc. at   15.00 %                76,881


TEXAS - HOUSTON COUNTY - FORT TRINIDAD FIELD
PARTEN OPERATING INC. - SEVEN J STOCK FARM 33
GEORGETOWN LIME PERF: 0 - 0

                                SEVEN J INTERESTS
                     Estimated Future Reserves and Revenues
                     Net Revenue Discounted at 10.00 Percent
                                  As of 1/1/02



                                                              11/4/02 1:08:47PM
PROVED PRODUCING                          Parten Operating As Of 1-1-2002 - All
                                                                         Leases

                           8/8 INTEREST          NET TO APPRAISED INTEREST
                      --------------------------------------------------------------
                             Reserves           Reserves           Product Prices
                      --------------------------------------------------------------
            No. of    Oil/Cond.    Gas     Oil/Cond.   Gas       Oil/Cond.     Gas
Period      Wells       (BBLS)    (MMcf)    (BBLS)    (MMcf)      ($/BBL)    ($/Mcf)
------------------------------------------------------------------------------------

2002            32      155,663      275      5,796      7.7        19.00     2.463
2003            16      118,112      193      3,350      4.4        19.00     2.324
2004            16       99,797      111      2,748      3.4        19.00     2.290
2005            13       85,075       67      2,268      2.8        19.00     2.263
2006            13       72,794       56      1,826      2.4        19.00     2.252
2007            12       59,539       42      1,240      1.9        19.00     2.225
2008            11       52,437       24      1,099      1.6        19.00     2.207
2009            10       46,063       17        969      1.4        19.00     2.200
2010            10       40,590       15        857      1.3        19.00     2.200
2011            10       35,769       14        759      1.2        19.00     2.200
2012            10       21,470        1        386      0.1        19.00     2.200
Total                   787,309      816     21,296     28.1        19.00     2.315
Cum.                  1,884,460   65,654
Ult.                  2,671,769   66,470





                                                            NET TO APPRAISED INTEREST
                             -------------------------------------------------------------------------------------
                             Direct Operating Expenses, Taxes and Other Costs         Future Net Revenue
                             -------------------------------------------------------------------------------------
            Total Future
            Gross Revenue                                                      Not Discounted        Disc @ 10.00%
Period                       Expenses      Taxes       Other      Total      Annual    Cumulative     Cumulative
------------------------------------------------------------------------------------------------------------------

2002              129,004           0       9,707          0       9,707     119,297     119,297          113,964
2003               73,904           0       5,545          0       5,545      68,359     187,656          172,956
2004               60,099           0       4,495          0       4,495      55,603     243,259          216,388
2005               49,373           0       3,688          0       3,688      45,685     288,945          248,678
2006               40,023           0       2,996          0       2,996      37,027     325,972          272,402
2007               27,761           0       2,093          0       2,093      25,668     351,640          287,262
2008               24,459           0       1,841          0       1,841      22,618     374,258          299,113
2009               21,552           0       1,621          0       1,621      19,931     394,189          308,565
2010               19,110           0       1,439          0       1,439      17,671     411,860          316,150
2011               16,947           0       1,277          0       1,277      15,670     427,530          322,239
2012                7,515           0         539          0         539       6,976     434,507          324,732
Total             469,747           0      35,240          0      35,240     434,507                      324,732
Cum.
Ult.



          Gross Revenue
--------------------------------
Oil                      404,637
Gas                       65,109

        Future Net Revenue Profile
------------------------------------------
Disc. at     5.00%                 372,286
Disc. at     8.00%                 342,298
Disc. at     10.00%                324,732
Disc. at     12.00%                308,827
Disc. at     15.00 %               287,651


GRAND TOTAL SUMMARY


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